UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON,

DC 20549

FORM
8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):
July 14, 2021

Orchid Island Capital, Inc.

(Exact Name of Registrant as Specified in Charter)

Maryland
001-35236
27-3269228
(State or Other Jurisdiction of
Incorporation)
(Commission File Number) (IRS Employer Identification No.)

3305 Flamingo Drive
,
Vero Beach
,
Florida
32963

(Address of Principal Executive Offices) (Zip

Code)

Registrant’s telephone number,

including area code
(
772
)
231-1400

N/A

(Former Name or Former Address, if Changed Since Last

Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the
registrant under any of the following provisions:
☐

Written communications pursuant

to Rule 425 under the Securities Act (17 CFR 230.425)
☐

Soliciting material pursuant to Rule 14a-12 under the Exchange

Act (17 CFR 240.14a-12)
☐

Pre-commencement communications pursuant to Rule 14d-2(b)

under the Exchange Act (17 CFR 240.14d-2(b))
☐

Pre-commencement communications pursuant to Rule 13e

-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the

Act:

Title of each class:
Trading symbol:

Name of each exchange on

which registered:
Common Stock, par value $0.01 per share
ORC
NYSE

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of
1933 (§230.405 of this chapter) or Rule 12b-2 of the

Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company

☐

If an emerging growth company,

indicate by check mark if the registrant has elected not to use the extended transition period
for complying with any new or revised financial accounting

standards provided pursuant to Section 13(a) of the

Exchange
Act.

☐

Item 2. Results

of Operations and Financial Condition.
On July 14, 2021, Orchid Island Capital, Inc. (the “Company”) announced its estimated book value of $4.71 as of June
30, 2021,

certain details of its RMBS portfolio as of June 30, 2021,

and estimated GAAP net loss per share of $0.17,
including an estimated $0.41 per share of net realized and

unrealized losses, for the quarter ended June 30, 2021. These figures and the estimated net book value per share and

estimated GAAP net loss per share are preliminary,

subject to change,
and subject to review by the Company's independent

registered public accounting firm. A copy of the Company’s

press
release announcing the dividend and the other information

regarding the Company is attached hereto as Exhibit 99.1 and incorporated herein by this reference.

Item 8.01.

Other Events.

On July 14, 2021,

the Company announced that

the Board of Directors

of the Company declared

a dividend for the

month of
July 2021 of $0.065 per share of Common

Stock to be paid on August 27, 2021 to holders of

record on July 30, 2021, with an
ex-dividend date of

July 29, 2021.

In addition, the

Company announced certain

details of its

RMBS portfolio as

of June 30,
2021 as well

as certain other

information regarding

the Company.

A copy of

the Company’s

press release announcing

the
dividend and the other

information regarding the Company

is attached hereto as

Exhibit 99.1 and incorporated

herein by this
reference.

Caution About Forward-Looking Statements.

This Current Report on Form 8-K contains forward

-looking statements within the meaning of the Private Securities Litigation
Reform Act

of 1995

and other

federal securities

laws, including,

but not

limited to,

statements about

the Company’s
distributions. These forward-looking statements are based upon the Company’s present expectations, but the

Company cannot
assure investors that actu

al results will not

vary from the expectations

contained in the forward-looking

statements. Investors
should not

place undue

reliance upon

forward looking

statements. For

further discussion

of the

factors that

could affect
outcomes, please refer to

the “Risk Factors” section of

the Company's Annual Report on

Form 10-K for the fiscal

year ended
December 31,

2020.

All forward

-looking statements

speak only

as of

the date

on which

they are

made. New

risks and
uncertainties arise

over time, and

it is not

possible to predict

those events or

how they may

affect the

Company. Except

as
required by

law, the

Company is not

obligated to, and

does not intend

to, update or

revise any forward

-looking statements,
whether as a result of new information, future events or otherwise.

Item 9.01. Financial Statements and Exhibits.

(d)

Exhibits

Exhibit No. Description
99.1
Press Release dated July 14, 2021
104
Cover Page Interactive Data File (embedded within the

Inline XBRL
document)

Signatures

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on
its behalf by the undersigned hereunto duly authorized.

Date: July 14, 2021

ORCHID ISLAND CAPITAL,

INC.
By: /s/ Robert E. Cauley
Robert E. Cauley
Chairman and Chief Executive Officer